UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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NEPHROS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice Date: April 10, 2019

Nephros, Inc.

380 Lackawanna Place

South Orange, New Jersey 07079

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held Wednesday, May 22, 2019

To Stockholders of Nephros, Inc.:

The Annual Meeting of Stockholders of Nephros, Inc., a Delaware corporation (the “Company”), will be held at the offices of the Company, located at 380 Lackawanna Place, South Orange, New Jersey 07079, on Wednesday, May 22, 2019 at 10:00 a.m., Eastern Time, for the following purposes:

●	Elect two directors to each serve a three-year term expiring in 2022;

●	Ratify the appointment of Moody, Famiglietti & Andronico, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and

●	Act upon such other matters as may properly come before the meeting or any adjournment thereof.

These matters are more fully described in the attached proxy statement.

The Board of Directors has fixed the close of business on March 26, 2019 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting or any adjournment thereof.

We cordially invite you to attend the meeting in person. Whether or not you plan to attend the meeting, please vote your shares. You may vote over the telephone or the Internet as instructed in the accompanying proxy statement. If you received a proxy card or voting instruction form by mail, you may submit your proxy card or voting instruction form by completing, signing, dating and mailing your proxy card or voting instruction form in the envelope provided. Any stockholder attending the meeting may vote at the meeting, even if you already returned a proxy card or voting instruction form or voted over the telephone or the Internet. Please note, however, that if your shares are held of record by a broker, bank or other agent and you wish to vote at the meeting, you must obtain a proxy issued in your name from that such broker, bank or other agent.

By Order of the Board of Directors

Daron Evans
President and Chief Executive Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 22, 2019:

The proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2018 are available at: http://materials.proxyvote.com/640671.

Nephros, Inc.

380 Lackawanna Place

South Orange, New Jersey 07079

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

WEDNESDAY, MAY 22, 2019

INFORMATION CONCERNING SOLICITATION AND VOTING

The Board of Directors of Nephros, Inc. (the “Company,” “we,” “us” or “our”) is soliciting your proxy to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at our offices, located at 380 Lackawanna Place, South Orange, New Jersey 07079, on Wednesday, May 23, 2018 at 10:00 a.m., Eastern Time, including at any adjournments or postponements of the Annual Meeting. You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement. You do not need to attend the Annual Meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or voting instruction form, if you received paper copies of the proxy materials, or follow the instructions below to submit your proxy over the telephone or the Internet.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide our beneficial owners and stockholders of record access to our proxy materials over the Internet. Beneficial owners are stockholders whose shares are held in the name of a broker, bank or other agent (i.e., in “street name”). Accordingly, a Notice of Internet Availability of Proxy Materials (the “Notice”) will be mailed on or about April 10, 2019 to our beneficial owners and stockholders of record who owned our common stock at the close of business on March 26, 2019. Beneficial owners and stockholders of record will have the ability to access the proxy materials on a website referred to in the Notice or request a printed set of the proxy materials be sent to them by following the instructions in the Notice. Beneficial owners and stockholders of record who have previously requested to receive paper copies of our proxy materials will receive paper copies of the proxy materials instead of a Notice.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

We are pleased to take advantage of the SEC rule that allows companies to furnish their proxy materials over the Internet. Accordingly, we have sent to our beneficial owners and stockholders of record a Notice of Internet Availability of Proxy Materials. Instructions on how to access the proxy materials over the Internet or to request a paper copy may be found in the Notice. Our stockholders may request to receive proxy materials in paper copy by mail or electronically over the Internet on an ongoing basis. A stockholder’s election to receive proxy materials in paper copy by mail or electronically over the Internet will remain in effect until such stockholder terminates its election.

Why did I receive a full set of proxy materials instead of a Notice of Internet Availability of Proxy Materials?

We are providing paper copies of the proxy materials instead of a Notice to beneficial owners or stockholders of record who have previously requested to receive paper copies of our proxy materials. If you are a beneficial owner or stockholder of record who received a paper copy of the proxy materials, and you would like to reduce the environmental impact and the costs incurred by us in mailing proxy materials, you may elect to receive all future proxy materials electronically over the Internet.

You can choose to receive our future proxy materials electronically by visiting http://www.proxyvote.com. Your choice to receive proxy materials electronically will remain in effect until you instruct us otherwise by following the instructions contained in your Notice and visiting http://www.proxyvote.com, sending an electronic mail message to sendmaterial@proxyvote.com, or calling 1-800-579-1639.

The SEC has enacted rules that permit us to make available to stockholders electronic versions of the proxy materials even if the stockholder has not previously elected to receive the materials in this manner. We have chosen this option in connection with the Annual Meeting with respect to both our beneficial owners and stockholders of record.

Who can vote at the Annual Meeting?

Only the holders of record of our common stock at the close of business on the record date, March 26, 2019, are entitled to notice of and to vote at the Annual Meeting. On the record date, 64,611,300 shares of our common stock were outstanding. Stockholders are entitled to one vote for each share of common stock held on the record date.

Stockholder of Record: Shares Registered in Your Name

If, on March 26, 2019, your shares were registered directly in your name with our transfer agent, V Stock Transfer LLC, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by proxy by completing, signing, dating and mailing your proxy card in the envelope provided, if you received paper copies of the proxy materials, or vote your shares by proxy over the telephone or the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Agent

If, on March 26, 2019, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other agent regarding how to vote the shares in your account. You are also invited to attend the Annual Meeting; however, since you are not the stockholder of record, you may not vote your shares at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank or other agent.

What am I voting on?

There are two matters scheduled for a vote:

(1)	Election of Paul Mieyal and Malcolm Persen to each serve a three-year term expiring in 2022; and

(2)	Ratification of the appointment of Moody, Famiglietti & Andronico, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

How do I vote?

(1)	For the election of each nominee to the Board of Directors, you may vote “For” or “Withhold” your vote.

(2)	For the ratification of the appointment of Moody, Famiglietti & Andronico, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019, you may vote “For” or “Against” or abstain from voting.

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the Annual Meeting, vote by proxy using the enclosed proxy card (if you received paper copies of the proxy materials), vote by proxy over the telephone, or vote by proxy over the Internet.

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting and vote at that time even if you have already voted by proxy.

●	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive. If you would like directions to our offices, please call 201-343-5202.

●	If you received paper copies of the proxy materials, to vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

●	To vote over the telephone, dial toll-free 1-800-690-6903 using a touch-tone phone and follow the recorded instructions. Please have available the 16-digit control number from the proxy card, if you received one, or from your Notice. Your vote must be received by 11:59 p.m., Eastern Time, on May 21, 2019, to be counted.

●	To vote over the Internet, go to http://www.proxyvote.com. Please have available the 16-digit control number from the proxy card, if you received one, or from your Notice. Your vote must be received by 11:59 p.m., Eastern Time, on May 21, 2019, to be counted.

We are providing Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

Beneficial Owner: Shares Registered in the Name of Broker, Bank or Other Agent

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you may have received a proxy card and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the proxy card to ensure that your vote is submitted to your broker, bank or other agent. Alternatively, you may vote by telephone or over the Internet as instructed by your broker, bank or other agent. To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank or other agent. Follow the instructions from your broker, bank or other agent included with these proxy materials, or contact your broker, bank or other agent to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of March 26, 2019. There is no cumulative voting for election of directors.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted as follows:

(1)	“For” the election of each nominee to the Board of Directors; and

(2)	“For” the ratification of the appointment of Moody, Famiglietti & Andronico, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

If any other matter is properly presented at the Annual Meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

We will bear the cost of soliciting proxies. In addition to solicitation of proxies by mail, our employees, without extra remuneration, may solicit proxies personally or by telephone. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to beneficial owners and seeking instruction with respect thereto.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Are proxy materials available on the Internet?

This proxy statement and our Annual Report on Form 10-K for the year ended December 31, 2018 are available at: http://materials.proxyvote.com/640671.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of four ways:

(1)	You may submit another properly completed proxy card with a later date.
(2)	You may submit a new proxy by telephone or Internet.
(3)	You may send a timely written notice that you are revoking your proxy to our Chief Financial Officer, Andrew Astor, at our principal executive offices, located at 380 Lackawanna Place, South Orange, New Jersey 07079.
(4)	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank or other agent, you should follow the instructions provided by your broker, bank or other agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and “Withhold” votes and broker non-votes for the election of the director nominees; and “For” and “Against” votes and abstentions for the auditor ratification.

Abstentions will be counted towards the vote total for auditor ratification, and will have the same effect as “Against” votes for this proposal. Broker non-votes have no effect and will not be counted towards the vote total for any proposal.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker, bank or other agent holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other agent holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other agent can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. The ratification of the appointment of Moody, Famiglietti & Andronico, LLP as our independent registered public accounting firm is currently considered a routine matter, but the election of directors is currently considered a non-routine matter.

How many votes are needed to approve each proposal?

(1)	To elect Paul Mieyal and Malcolm Persen to each serve a three-year term expiring in 2022, the two nominees receiving the most “For” votes (from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected. Only votes “For” or “Withhold” will affect the outcome.

(2)	To ratify the appointment of Moody, Famiglietti & Andronico, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019, this proposal must receive a “For” vote from the majority of shares present in person or represented by proxy and and entitled to vote. If you “Abstain” from voting, it will have the same effect as an “Against” vote.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if stockholders holding at least a majority of the outstanding shares are present in person or represented by proxy at the Annual Meeting. On the record date, there were 64,611,300 shares outstanding and entitled to vote. Thus, the holders of 32,305,651 shares must be present in person or represented by proxy at the meeting to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other agent) or if you vote in person at the Annual Meeting. Votes withheld from any director nominee, abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the holders of a majority of shares present in person or represented by proxy at the Annual Meeting, or the chairman of the Annual Meeting, may adjourn the Annual Meeting to another date.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published on a Current Report on Form 8-K, which we will file with the SEC within four business days of the Annual Meeting.

What are “householding” rules and how do they affect me?

The SEC has adopted rules that permit companies and brokers, banks or other agents to satisfy the delivery requirements for proxy statements and annual reports, with respect to two or more stockholders sharing the same address and who do not participate in electronic delivery of proxy materials, by delivering a single copy of such documents addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

Brokers, bank and other agents may be “householding” our proxy materials. This means that only one copy of proxy materials may have been sent to multiple stockholders in a household. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report from the other stockholder(s) sharing your address, please: (i) notify your broker, bank or other agent, (ii) direct your written request to Chief Financial Officer, 380 Lackawanna Place, South Orange, New Jersey 07079, or (iii) contact our Chief Financial Officer at 201-343-5202. We will undertake to deliver promptly, upon any such oral or written request, a separate copy of the proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of proxy materials at their address and would like to request householding of their communications should notify their broker, bank or other agent, or contact our Chief Financial Officer at the above address or phone number.

PROPOSAL NO. 1 — ELECTION OF DIRECTORS

At the Annual Meeting, the two director nominees named below will stand for election to serve until our annual meeting in 2022. If a director nominee cannot or will not serve as a director (which events are not anticipated), then your proxyholder (one of the individuals named on your proxy card) may vote your shares for a substitute nominee named by the Board of Directors in the discretion of the proxyholder.

Director Classes

Our Board of Directors (the “Board”) is currently composed of six directors and is divided into three classes. One class is elected each year to serve for a term of three years. The business address for each director for matters regarding our company is 380 Lackawanna Place, South Orange, New Jersey 07079.

In connection with our September 2007 financing, we entered into an investor rights agreement with the investors pursuant to which we agreed to take such corporate actions as may be required, among other things, to entitle Lambda Investors LLC (“Lambda”) (i) to nominate two individuals having reasonably appropriate experience and background to our Board to serve as directors until their respective successor(s) are elected and qualified, (ii) to nominate each successor to the Lambda nominees, provided that any successor will have reasonably appropriate experience and background, and (iii) to direct the removal from the Board of any director nominated under the foregoing clauses (i) or (ii). Under the investor rights agreement, we are required to convene meetings of the Board at least once every three months. If we fail to do so, a Lambda director will be empowered to convene such meeting. Arthur Amron and Paul Mieyal are the current Lambda directors.

Director Nominees

Biographical information regarding our director nominees is set forth below. Each of these nominees is presently serving on our Board and has served continuously as a member of our Board since the year indicated below.

Name	Age (as of 3/26/19)	Director Since	Business Experience for the Last Five Years
Class II Director Nominees – Term expiring 2022
Paul A. Mieyal	49	2007	Dr. Mieyal has served as a director of our company since September 2007 and served as our Acting President, Acting Chief Executive Officer, Acting Chief Financial Officer and Acting Secretary from January 4, 2015 to April 15, 2015. Dr. Mieyal also previously served as our Acting Chief Executive Officer from April 6, 2010 until April 20, 2012. Dr. Mieyal has been a Vice President of Wexford Capital LP since October 2006. From January 2000 through September 2006, he was Vice President in charge of healthcare investments for Wechsler & Co., Inc., a private investment firm and registered broker-dealer. Dr. Mieyal was a director of Nile Therapeutics, Inc., a publicly traded company, from September 2007 through November 2013. Dr. Mieyal received his Ph.D. in Pharmacology from New York Medical College, a B.A. in Chemistry and Psychology from Case Western Reserve University, and is a Chartered Financial Analyst. Among other experience, qualifications, attributes and skills, Dr. Mieyal’s pharmacology and chemistry education, his experience in investment banking in the healthcare industry, and his experience serving on boards of directors of other public companies, led our Board to conclude that he should serve as a director of our company in light of our business and structure.

Malcolm Persen	65	2015	Mr. Persen has served as a director of our company since May 2015 and is currently the President of Resolute Performance Contracting, a solar construction firm that he founded in 2011. Previously, from 2009 through 2011, he was the Executive Vice President at Ironco Enterprises, a renewable energy contracting organization. From 2004 through 2008, Mr. Persen served as the Chief Financial Officer for Radyne Corporation, a Nasdaq-listed manufacturer and distributor of satellite and telecommunications equipment. Earlier, Mr. Persen was employed as Group Financial Officer for Avnet, Inc., a global distributor of electronic components and computer systems. Other experience included assignments with consultancies Arthur D. Little and Mercer Management Consulting. In addition, Mr. Persen is a Faculty Associate at the W. P. Carey School of Business at Arizona State University. Previously, Mr. Persen has served on the Finance Faculties of the University of Arizona, Boston College and the University of Massachusetts. Mr. Persen currently serves on the board of Valutek, LLC, a supplier of cleanroom supplies through direct and distribution channels. Mr. Persen holds a B.A. in Political Economics from The Colorado College, and an M.B.A. from The Amos Tuck School of Business at Dartmouth College. Among other experience, qualifications, attributes and skills, Mr. Persen’s extensive financial background led our Board to conclude that he should serve as a director of our company in light of our business and structure.

Continuing Directors

Biographical information regarding our continuing directors is set forth below. Each of these directors has served continuously as a member of our Board since the year indicated below.

Name	Age (as of 3/26/19)	Director Since	Business Experience for the Last Five Years
Class I Director – Term expiring 2021
Arthur H. Amron	62	2007	Mr. Amron has served as a director of our company since September 2007. Mr. Amron is a Partner of Wexford Capital LP, an SEC-registered investment advisor and serves as its General Counsel. Mr. Amron also actively participates in various private equity transactions, particularly in the bankruptcy and restructuring areas, and has served on the boards and creditors’ committees of a number of public and private companies in which Wexford has held investments. Mr. Amron has also served as a director of Mammoth Energy Service, Inc., a Nasdaq-listed company, since January 2019. From 1991 to 1994, Mr. Amron was an associate at Schulte Roth & Zabel LLP, specializing in corporate and bankruptcy law, and from 1984 to 1991, Mr. Amron was an associate at Debevoise & Plimpton LLP specializing in corporate litigation and bankruptcy law. Mr. Amron holds a J.D. from Harvard University, a B.A. in Political Theory from Colgate University and is a member of the New York Bar. Among other experience, qualifications, attributes and skills, Mr. Amron’s legal training and experience in the capital markets, as well as his experience serving on boards of directors of other public companies, led our Board to conclude that he should serve as a director of our company in light of our business and structure.

Oliver Spandow	47	2018	Mr. Spandow was appointed to our Board in August 2018 and is currently the Chief Financial Officer, Executive Vice President and a member of the board of directors of IDOC, LLC, an optometry-based consulting and member service organization. Prior to IDOC, Mr. Spandow spent 15 years with Johnson and Johnson (J&J), including roles as the General Manager of the J&J Vision Care business in the United Kingdom and Ireland, Vice President of Strategic Accounts and Business Insights at Vistakon (J&J) USA, and Vice President, Finance and CFO of Vistakon (J&J) USA. While at J&J, in addition to general finance, sales and marketing roles, Mr. Spandow was involved with multiple acquisitions, divestment, and licensing deals. Prior to J&J, Mr. Spandow was a Management Consultant with Price Waterhouse. Mr. Spandow holds a B.S. in Finance from the University of Connecticut and an M.B.A. from the Fuqua School of Business, Duke University. Among other experience, qualifications, attributes and skills, Mr. Spandow’s experience with transactions and organization scale-up in the medical device space let our Board to conclude that he should serve as a director of our company in light of our business and structure.

Class III Directors – Term expiring 2020
Daron Evans	45	2013	Mr. Evans is currently our President and Chief Executive Officer. He has served on our Board since November 29, 2013, and served as the Chairman from January 4, 2015 through April 15, 2015. Mr. Evans is a life sciences executive with over 20 years of financial leadership and operational experience. Mr. Evans is currently Managing Director of PoC Capital, LLC, and a Director of Zumbro Discovery, an early stage company developing a novel therapy for resistant hypertension. Mr. Evans was most recently Chief Financial Officer of Nile Therapeutics, Inc., from 2007 until its merger with Capricor, Inc. in November 2013. From 2004 to 2007, he held various positions at Scios, Inc. and Vistakon, Inc., both divisions of Johnson & Johnson Corp. Mr. Evans was a co-founder of Applied Neuronal Network Dynamics, Inc. and served as its President from 2002 to 2004. From 1995 to 2002, Mr. Evans served in various roles at consulting firms Arthur D. Little and Booz Allen & Hamilton. Mr. Evans is the author of four U.S. patents. Mr. Evans received his Bachelor of Science in Chemical Engineering from Rice University, his Master of Science in Biomedical Engineering from a joint program at the University of Texas at Arlington and Southwestern Medical School and his M.B.A. from the Fuqua School of Business at Duke University. Among other experience, qualifications, attributes and skills, Mr. Evans’s extensive operational and business development experience led our Board to conclude that he should serve as a director of our company in light of our business and structure.

Alisa Lask	48	2019	Ms. Lask was appointed to our Board in February 2019. She is currently a Vice President & General Manager at Galderma, a Nestle Skin Health company. She oversees the franchise of pharmaceutical, medical device injectable brands, and cosmeceutical skincare products. Previously, Mrs. Lask was Senior Director of Global Strategic Marketing at Allergan, Vice President, Global Strategic Marketing at Zimmer Biomet, and spent ten years at Eli Lilly in a number of positions of increasing responsibility, with her final role as Director, Global Neuroscience. Ms. Lask received her M.B.A. from the University of Michigan in Marketing and her B.A. in Marketing and Finance from Miami University of Ohio. Among other experience, qualifications, attributes and skills, Ms. Lask’s depth of sales and marketing experience, which will be invaluable as we continue to grow our commercial operations, led our Board to conclude that she should serve as a director of our company in light of our business and structure.

Vote Required

Directors will be elected by plurality vote, and no minimum vote is required for the director nominees to be elected. The two nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will be elected as directors. Stockholders do not have cumulative voting rights. Your vote may be cast “For” or “Withheld” from any individual nominee.

Our Board of Directors has unanimously approved and recommends that stockholders vote “FOR”

the election of Dr. Mieyal and Mr. Persen as Class II directors.

PROPOSAL NO. 2 —

RATIFICATION OF SELECTION OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has appointed Moody, Famiglietti & Andronico, LLP (“MFA”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2019. The Board has ratified this appointment and recommends that the stockholders also ratify this appointment. If the appointment of MFA is not ratified by the stockholders, the Audit Committee will reconsider, but might not change, its decision to appoint MFA.

MFA has audited our financial statements since 2015, and has advised us that it does not have, and has not had, any direct or indirect financial interest in our company in any capacity other than that of serving as independent registered public accounting firm. Representatives of MFA are expected to attend the Annual Meeting. They will have an opportunity to make a statement, if they desire to do so, and will also be available to respond to appropriate questions.

Summary of Auditor Fees and Pre-Approval Policy

In accordance with its charter, the Audit Committee approves in advance all audit and non-audit services to be provided by our independent registered public accounting firm. Although the Audit Committee does not have formal pre-approval policies and procedures in place, it pre-approved all of the services performed by MFA during 2018 and 2017.

Audit Fees

Fees billed for audit services by MFA for the years ended December 31, 2018 totaled approximately $148,600 in connection with the interim reviews, the year-end audit, and consents for registration statements. Fees billed for audit services by MFA for the year ended December 31, 2017 totaled approximately $112,000 in connection with the interim reviews and the year-end audit.

Audit-Related Fees

Fees billed for audit-related services by MFA for the year ended December 31, 2018 totaled approximately $3,750 in connection with accounting advisory and consulting services. There were no audit-related services provided by MFA during the year ended December 31, 2017.

Tax Fees

Fees for tax services provided by MFA for the year ended December 31, 2018 were approximately $9,800 Fees for tax services provided by MFA for the year ended December 31, 2017 were approximately $8,000. Tax services generally consisted of preparation of federal and state income tax returns.

All Other Fees

We did not engage MFA to provide any other services during the years ended December 31, 2018 and 2017.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting will constitute ratification of the appointment of MFA. Abstentions will have the same effect as a vote against this proposal, but broker non-votes will have no effect on the outcome of this proposal.

Our Board of Directors has unanimously approved and recommends the stockholders vote “FOR”

the ratification of the appointment of Moody, Famiglietti & Andronico, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

CORPORATE GOVERNANCE

Board of Director Meetings

Our business is under the general oversight of the Board as provided by the Delaware General Corporation Law and our bylaws. During the year ended December 31, 2018, the Board held six meetings and took action by unanimous written consent in lieu of a meeting seven times. Each person who was a director during 2018 attended at least 75% of the Board meetings and the meetings of the committees on which such director served.

Each of our directors is encouraged to be present at the annual meeting of our stockholders absent exigent circumstances that prevents such director’s attendance. Where a director is unable to attend the annual meeting in person but is able to do so by electronic conferencing, we will arrange for the director’s participation by means where the director can hear, and be heard by, those present at the meeting. One of our directors attended our annual meeting held in 2018.

Selection of Nominees for the Board of Directors

The Nominating and Corporate Governance Committee (the “Governance Committee”) is responsible for nominating individuals for election to the Board and for filling vacancies on the Board that might occur between annual meetings of the stockholders. The Governance Committee is also responsible for identifying, screening, and recommending candidates for prospective Board membership. When formulating its membership recommendations, the Governance Committee also considers any qualified candidate for an open Board position timely submitted by our stockholders in accordance with our established procedures.

The Governance Committee will evaluate and recommend candidates for membership on the Board consistent with certain criteria, including, but not limited to, personal qualities and characteristics, accomplishments, and reputation in the business community; financial, regulatory, and business experience; current knowledge and contacts in the industry in which we do business; ability and willingness to commit adequate time to Board and committee matters; fit of the individual’s skills with those of other directors and potential directors in building a Board that is effective and responsive to our needs; independence; and any other factors the Board deems relevant, including diversity of viewpoints, background, experience, and other demographics. In addition, prior to nominating a current director for re-election, the Board will consider and review such director’s Board and committee attendance and performance; length of Board service; experience, skills, and contributions that the current director brings to the Board; and independence.

To identify nominees, the Governance Committee will rely on personal contacts as well as its knowledge of persons in our industry. We have not previously used an independent search firm to identify nominees.

The Board will consider stockholder recommendations of candidates when the recommendations are properly submitted. Stockholder recommendations should be submitted to us pursuant to the procedures discussed in “Procedures For Security Holder Submission of Nominating Recommendations” which is available on our website at https://www.nephros.com/corporate-governance/ by clicking on the link titled “Procedures for Security Holder Submission of Nominating Recommendations.” Written notice of any nomination must be timely delivered to Nephros, Inc., 380 Lackawanna Place, South Orange, New Jersey 07079, Attention: Board of Directors, c/o President and Chief Executive Officer.

The Governance Committee uses a variety of methods for identifying and evaluating non-incumbent candidates for director. The Governance Committee regularly assesses the appropriate size and composition of the Board, the needs of the Board and the respective committees of the Board as well as the qualifications of candidates in light of these needs. The Governance Committee will solicit recommendations for nominees from persons that the Board believes are likely to be familiar with qualified candidates, including members of the Board, our management or a professional search firm. The evaluation of these candidates may be based solely upon information provided to the Governance Committee or may also include discussions with persons familiar with the candidate, an interview of the candidate or other actions the Governance Committee deems appropriate, including the use of third parties to review candidates.

Director Independence

Presently, we are not required to comply with the director independence requirements of any securities exchange. Our Board has determined that all of the current directors are “independent” within the meaning of both the Nasdaq and NYSE American listing standards, other than Mr. Evans, who currently serves as our President and Chief Executive Officer, and Dr. Mieyal and Mr. Amron, who are, respectively, an employee and a Partner of Wexford Capital LP, the managing member of Lambda Investors LLC, which owns beneficially approximately 48% of our common stock as of March 26, 2019.

Committees

Our Board of Directors has established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. These committees are each governed by a specific charter, each of which is available on our website at www.nephros.com/corporate-governance/.

Audit Committee

The Audit Committee is composed of Malcolm Persen (Chairman) and Oliver Spandow, neither of whom is our employee. Each of Mr. Persen and Mr. Spandow has been determined by the Board to be independent under the Nasdaq and NYSE American listing standards. The purpose of the Audit Committee is to (i) oversee accounting, auditing, and financial reporting processes; (ii) ensure that our internal controls and procedures are designed to promote compliance with accounting standards and applicable laws and regulations; and (iii) appoint and evaluate the qualifications and independence of our independent registered public accounting firm. The Audit Committee held four meetings in 2018 and took action by unanimous written consent in lieu of a meeting once.

The Board has determined that all Audit Committee members are financially literate under the Nasdaq and NYSE American listing standards. The Board also determined that Mr. Persen qualifies as an “audit committee financial expert” as defined in the applicable SEC rules, based on his extensive experience previously outlined.

Compensation Committee

The Compensation Committee is composed of Malcolm Persen and Oliver Spandow, each of whom has been determined by the Board to be independent under the Nasdaq and NYSE American listing standards. The purpose of the Compensation Committee is to (i) assist the Board in discharging its responsibilities with respect to the determination and review of our compensation plans, policies, and programs, including compensation of our directors and executive officers; (ii) evaluate the performance of our executive officers; (iii) assist the Board in developing succession plans for executive officers; and (iv) administer our stock and incentive compensation plans and recommend changes in such plans to the Board as needed. The Compensation Committee establishes the compensation of our executive officers on an annual basis. The Compensation Committee did not meet in 2018, but took action by unanimous written consent in lieu of a meeting once.

The Compensation Committee reviews and approves, on an annual basis, the corporate goals and objectives with respect to the compensation of our executive officers. The Compensation Committee evaluates, at least once a year, our executive officers’ performance in light of these established goals and objectives, and, based upon these evaluations, recommends to the full Board the annual compensation of such executive officers, including salary, bonus, incentive, and equity compensation. In reviewing and recommending the compensation of the executive officers, the Compensation Committee may consider the compensation awarded to officers of similarly situated companies, our performance, the individuals’ performance, compensation given to our executive officers in past years or any other fact that the Compensation Committee deems appropriate. The Chief Executive Officer does not participate in the discussions and processes concerning his own compensation and is not present during any discussions regarding his own compensation. The Compensation Committee also reviews and recommends to the full Board appropriate director compensation programs for service as directors and committee members. The Compensation Committee has the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate.

Governance Committee

The Governance Committee is composed of Malcolm Persen and Oliver Spandow, each of whom has been determined by the Board to be independent under the Nasdaq and NYSE American listing standards. The purpose of the Governance Committee is to assist the Board in (i) identifying qualified individuals to become Board members; (ii) determining the composition of the Board and its committees; (iii) monitoring a process to assess Board effectiveness and in developing; and (iv) implementing our corporate procedures and policies. Further discussion of the Governance Committee’s role is above under “Selection of Nominees for the Board of Directors.” The Governance Committee did not meet in 2018 but took action by unanimous written consent in lieu of a meeting once.

Board Leadership Structure and Oversight of Risk

The Board is responsible for providing oversight of our affairs. The Chairman of the Board, among other responsibilities, works with the Chief Executive Officer and the Board to prepare Board meeting agendas and schedules, acts as liaison to other members of the Board, and, in conjunction with our Chief Executive Officer, presides at Board meetings. There was no named Chairman of the Board during 2018.

As explained above, our Board of Directors has three committees—the Audit Committee, the Compensation Committee and the Governance Committee. Our Audit Committee is responsible for overseeing certain accounting-related aspects of our risk management processes while our full Board focuses on overall risk management. The Audit Committee and the full Board focus on what they believe to be the most significant risks facing us and our general risk management strategy, and also attempt to ensure, together with the Chief Executive Officer, that risks undertaken by us are consistent with the Board’s appetite for risk. While the Board oversees our risk management, our management is responsible for day-to-day risk management processes. We believe this division of responsibilities at the present time is an appropriate approach for addressing the risks facing our company and that our Board leadership structure supports this approach. We can offer no assurance that this structure, or any other structure, will be effective in all circumstances.

Stockholder Communication with the Board

Stockholders may communicate with the Board, members of particular committees or individual directors, by sending a letter to such persons in care of our Chief Executive Officer at our principal executive offices. The Chief Executive Officer has the authority to disregard any inappropriate communications or to take other appropriate actions with respect to any inappropriate communications. If deemed an appropriate communication, the Chief Executive Officer will submit the correspondence to the Board or to any committee or specific director to whom the correspondence is directed. Procedures for sending communications to the Board of Directors can be found on our website at https://www.nephros.com/corporate-governance/ by clicking on the link titled “Whistleblower Policy.” Please note that all such communications must be accompanied by a statement of the type and amount of our securities that the person holds; any special interest, meaning an interest that is not derived from the proponent’s capacity as a stockholder, of the person in the subject matter of the communication; and the address, telephone number and e-mail address, if any, of the person submitting the communication.

Code of Business Conduct and Code of Ethics

We have adopted a Code of Ethics and Business Conduct (the “Code of Ethics”) for our employees, officers and directors. The Code of Ethics is available free of charge on our website at www.nephros.com/corporate-governance/. We intend to timely disclose any amendments to, or waivers from, our Code of Ethics that are required to be publicly disclosed pursuant to rules of the SEC by filing such amendment or waiver with the SEC or posting such amendment or waiver on our website.

Executive Officers

Our current executive officers are Daron Evans, who serves as our President and Chief Executive Officer, and Andrew Astor, who serves as our Chief Financial Officer and Chief Operating Officer. Mr. Evans’ biography may be found above in the section titled “PROPOSAL NO. 1 — ELECTION OF DIRECTORS.”

Mr. Astor, age 62, joined as our Chief Financial Officer on February 13, 2017 and was appointed to the additional position of Chief Operating Officer on December 13, 2018. He was most recently President and Chief Financial Officer at Open Source Consulting Group, a growth stage services firm. Previously, he was a Managing Director at Synechron, a global consulting organization, from 2013 to 2015. From 2009 to 2013, he served as Vice President at Asurion, a large, privately-held insurance company. Mr. Astor was co-founder of the software company EnterpriseDB, and served as its CEO from 2004 to 2008. Mr. Astor was Vice President at webMethods, a software firm, from 2002 to 2004 and Vice President at Dun & Bradstreet from 1998 to 2001. Prior to 1998, Mr. Astor held various roles at American Management Systems, SHL/MCI Systemhouse, and Ernst & Young. Mr. Astor received his Bachelor of Arts in Mathematics from Clark University, and his M.B.A. from The Wharton School at the University of Pennsylvania.

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed our consolidated audited financial statements for fiscal year 2018 with management. The Audit Committee has discussed with Moody, Famiglietti & Andronico, LLP, our independent registered public accounting firm, the matters required to be discussed by Auditing Standard 1301 Communications with Audit Committee, as amended. The Audit Committee has received the written disclosures and the letter from Moody, Famiglietti & Andronico, LLP required by the Public Company Accounting Oversight Board regarding communications with the Audit Committee regarding independence, and has discussed with Moody, Famiglietti & Andronico, LLP its independence. Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board of Directors that the consolidated audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2018.

Submitted by:	The Audit Committee
Malcolm Persen, Chairman
Oliver Spandow

STOCK OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

The following table sets forth the beneficial ownership of our common stock as of March 26, 2019, by (i) each person known to us to own beneficially more than five percent of our common stock, based on such persons’ or entities’ filings with the SEC; (ii) each director, director nominee and executive officer; and (iii) all directors and executive officers as a group. Except as otherwise provided, the address for each beneficial owner is c/o Nephros, Inc. 380 Lackawanna Place, South Orange, NJ 07079.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class(1)
Lambda Investors LLC(2)	31,409,791	47.9%
Pessin Group(3)	5,202,341	8.1%
Arthur H. Amron(4)	-	*
Andrew Astor(5)	914,541	1.4%
Daron Evans(6)	2,648,268	4.0%
Alisa Lask(7)	23,605	*
Paul A. Mieyal(8)	-	*
Malcolm Persen(9)	516,693	*
Oliver Spandow(10)	131,964	*
All executive officers and directors as a group (7 individuals)(11)	4,201,556	6.8%

*	Represents less than 1% of the outstanding shares of our common stock.

(1)	Applicable percentage ownership is based on 64,611,300 shares of common stock outstanding as of March 26, 2019, together with applicable options and warrants for each stockholder. Beneficial ownership is determined in accordance with the rules of the SEC, based on factors including voting and investment power with respect to shares. Common stock subject to options and warrants exercisable on or within 60 days after March 26, 2019 are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options or warrants, but not for computing the percentage ownership of any other person.

(2)	Based on information provided in a Schedule 13D dated January 12, 2018, as updated by information provided to us. The shares beneficially owned by Lambda Investors LLC (“Lambda”) may be deemed beneficially owned by Wexford Capital LP, which is the managing member of Lambda, Wexford GP LLC, which is the General Partner of Wexford Capital LP, by Charles E. Davidson in his capacity as Chairman and managing member of Wexford Capital LP and by Joseph M. Jacobs in his capacity as President and managing member of Wexford Capital LP. The address of each of Lambda, Wexford Capital LP, Mr. Davidson and Mr. Jacobs is c/o Wexford Capital LP, 777 South Flagler Drive, Suite 602 East, West Palm Beach, FL 33401. Includes 311,640 shares issuable upon exercise of options and 600,000 shares issuable upon exercise of warrants. Lambda is controlled by Wexford Capital LP. Dr. Mieyal and Mr. Amron, two of our directors, are, respectively, a Vice President and a Partner and General Counsel of Wexford Capital LP.

(3)	Based on information provided in a Schedule 13D dated April 17, 2018. The shares beneficially owned by the Pessin Group are individually owned as follows: (i) Brian Pessin, 856,067 shares; (ii) Sandra F. Pessin, 2,732,707 shares; and (iii) Norman H. Pessin, 1,613,567 shares. Each of Brian Pessin, Sandra F. Pessin, and Norman H. Pessin have sole voting and dispositive power over the shares each individually owns. The address for Brian Pessin is 310 East 75th Street, Apt. 2A, New York, NY 10021. The address for Sandra F. Pessin and Norman H. Pessin is 366 Madison Avenue, 14th Floor, New York, NY 10017.

(4)	Mr. Amron’s address is c/o Wexford Capital LP, 411 West Putnam Avenue, Greenwich, CT 06830.

(5)	Include (i) 283,305 shares issuable upon exercise of options; and (ii) 133,333 shares issuable upon exercise of warrants.

(6)	Includes (i) 1,319,850 shares issuable upon exercise of options; and (ii) 103,332 shares issuable upon exercise of warrants.

(7)	Includes 23,605 shares issuable upon exercise of options.

(8)	Dr. Mieyal’s address is c/o Wexford Capital LP, 411 West Putnam Avenue, Greenwich, CT 06830.

(9)	Includes (i) 133,203 shares issuable upon exercise of options; and (ii) 15,580 shares issuable upon exercise of warrants.

(10)	Includes 43,884 shares issuable upon exercise of options.

(11)	Includes 1,803,847 shares issuable upon exercise of options and 252,245 shares upon exercise of warrants. See Footnotes 5, 6, 7, 9 and 10 above.

COMPENSATION MATTERS

Executive Compensation

The following table sets forth all compensation earned in the years ended December 31, 2018 and 2017 by our named executive officers.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(1) ($)	All Other Compensation(2) ($)	Total ($)
Daron Evans(3)	2018	350,000	19,687	117,000	-	10,500	497,187
President and Chief Executive Officer	2017	240,000	-	96,747	340,000	7,043	683,790

Andrew Astor(4)	2018	256,617	24,058	78,271	130,000	7,698	496,643
Chief Financial Officer and Chief Operating Officer	2017	193,000	-	60,209	341,069	6,094	600,372

(1)	The amount reported is the aggregate grant date fair value of the options and restricted stock awards granted, computed in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair values of the option awards are set forth in Notes 2 and 16 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018.

(2)	Consists of employer matching SIMPLE IRA Plan contributions.

(3)	Mr. Evans served as President, Chief Executive Officer and Acting Chief Financial Officer from April 15, 2015 to February 13, 2017. He currently serves as President and Chief Executive Officer, but no longer serves as Acting Chief Financial Officer as of February 13, 2017 in connection with the appointment of Andrew Astor as Chief Financial Officer.

(4)	Mr. Astor has served as Chief Financial Officer since February 13, 2017 and was appointed to the additional position of Chief Operating Officer as of December 13, 2018.

Option and Restricted Stock Holdings and Fiscal Year-End Option and Restricted Stock Values

The following table shows information concerning unexercised options and unvested restricted stock awards outstanding as of December 31, 2018 for our named executive officers.

Outstanding Equity Awards at Fiscal Year-End 2018

		Option Awards(2)					Stock Awards
Name	Grant Date(1)	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Restricted Stock that Have Not Vested (#)	Market Value of Shares of Restricted Stock that Have Not Vested ($)
Daron Evans	03/26/2014	75,361	—	—	0.46	03/26/2024	—	—
Daron Evans	04/15/2015	935,108	47,779	1,201,306	0.60	04/15/2025	—	—
Daron Evans	12/20/2017	209,282	627,843	—	0.50	12/20/2027	—	—
Daron Evans	12/14/2018	—	—	—	—	—	108,296	61,729
Andrew Astor	02/13/2017	126,780	163,005	289,786	0.46	02/13/2027	—	—
Andrew Astor	05/01/2017	78,508	130,847	209,354	0.29	05/01/2027	—	—
Andrew Astor	12/20/2017	12,500	37,500	—	0.50	12/20/2027	—	—
Andrew Astor	12/14/2018	—	—	—	—	—	44,111	23,143
Andrew Astor	12/19/2018	—	200,000	—	0.50	12/19/2028	—	—

(1)	For better understanding of this table, we have included an additional column showing the grant date of stock options.

(2)	Stock options became or will become exercisable in accordance with the vesting schedule below:

Name	Grant Date	Vesting
Daron Evans	03/26/2014	Fully exercisable

Daron Evans	04/15/2015	●	35% of the shares subject to the option vest in 16 equal quarterly installments over four years, commencing June 30, 2015;
		●	15% of the shares subject to the option will vest upon approval of listing of the our common stock on the Nasdaq Stock Market, New York Stock Exchange or such other national securities exchange approved by the Board;
		●	10% of the shares subject to the option will vest, if ever, on the February 1st following our first completed fiscal year in which annual revenue exceeds $3,000,000;
		●	20% of the shares subject to the option will vest, if ever, on the February 1st following our first completed fiscal year in which annual revenue exceeds $6,000,000; and
		●	20% of the shares subject to the option will vest, if ever, on the February 1st following our first completed fiscal year in which annual revenue exceeds $10,000,000.

Daron Evans	12/20/2017	25% of the shares subject to the option will vest on the first anniversary of the grant date, the remainder of the shares subject to the option will vest therein after on a quarterly basis.

Andrew Astor	02/13/2017	●	12.5% of the shares subject to the option vested on February 13, 2018;
		●	37.5% of the shares subject to the option vest in twelve equal quarterly installments, with the first installment vesting three months following the first anniversary of the grant date;
		●	20% of the shares subject to the option will vest, if ever, upon approval of listing of our common stock on the Nasdaq Stock Market, New York Stock Exchange or such other national securities exchange approved by the Board;
		●	10% of the shares subject to the option will vest, if ever, on the February 1st following our first completed fiscal year in which annual revenue exceeds $6,000,000; and
		●	20% of the shares subject to the option will vest, if ever, on the February 1st following our first completed fiscal year in which annual revenue exceeds $10,000,000.

Andrew Astor	05/01/2017	●	12.5% of the shares subject to the option vest on the first anniversary of the grant date;
		●	37.5% of the shares subject to the option vest in twelve equal quarterly installments, with the first installment vesting three months following the first anniversary of the grant date;
		●	20% of the shares subject to the option will vest, if ever, upon approval of listing of our common stock on the Nasdaq Stock Market, New York Stock Exchange or such other national securities exchange approved by the Board;
		●	10% of the shares subject to the option will vest, if ever, on the February 1st following our first completed fiscal year in which annual revenue exceeds $6,000,000; and
		●	20% of the shares subject to the option will vest, if ever, on the February 1st following our first completed fiscal year in which annual revenue exceeds $10,000,000.

Andrew Astor	12/20/2017	25% of the shares subject to the option will vest on the first anniversary of the grant date, the remainder of the shares subject to the option will vest therein after on a quarterly basis.
Andrew Astor	12/19/2018	25% of the shares subject to the option will vest on the first anniversary of the grant date, the remainder of the shares subject to the option will vest therein after on a quarterly basis.

Employment and Change in Control Agreements

We have used employment agreements as a means to attract and retain executive officers. We believe that these agreements provide our executive officers with the assurance that their employment is a long-term arrangement and provide us with the assurance that the officers’ services will be available to us for the foreseeable future.

Agreement with Mr. Daron Evans

The terms of Mr. Evans’s employment with us are set forth in an Employment Agreement dated as of April 15, 2015 (the “Evans Employment Agreement”). The Evans Employment Agreement provides for a four-year term expiring on April 14, 2019, unless sooner terminated by either party. Pursuant to the Evans Employment Agreement, Mr. Evans receives an initial annualized base salary of $240,000 and is eligible to receive an annual performance bonus of up to 30% of his annualized base salary. As of January 1, 2018, Mr. Evans receives an annualized base salary of $350,000. At such time that our common stock is approved for listing on the Nasdaq Stock Market, New York Stock Exchange or such other national securities exchange approved by the Board and begins trading on such exchange, the Board may review and adjust Mr. Evans’s base salary to a market competitive level. In addition, Mr. Evans was granted a 10-year stock option to purchase an aggregate of 2,184,193 shares of our common stock pursuant to our 2015 Equity Incentive Plan. The option is exercisable at a price of $0.60 per share and vests, subject to Mr. Evans’s continued employment, as set forth above in Note 2 to the “Outstanding Equity Awards at Fiscal Year-End 2018” table.

The Evans Employment Agreement provides that if we terminate Mr. Evans without “cause,” or if he resigns for “good reason” (each as defined in the Evans Employment Agreement), then he shall be entitled to: (i) continuation of his base salary for a period of three months if such termination occurs prior to April 15, 2016, or if such termination occurs following April 15, 2016, continuation of his base salary for a period of six months (or the expiration of the term of the Evans Employment Agreement, if sooner).

Agreement with Mr. Andrew Astor

The terms of Mr. Astor’s employment with us are set forth in a Letter Agreement dated as of February 10, 2017 (the “Astor Employment Agreement”). Mr. Astor’s initial employment was part-time, but was increased to full time as of April 27, 2017.

Pursuant to the Astor Employment Agreement, Mr. Astor received an initial base salary of $10,000 per month, which was increased to base annual compensation to $250,000 on April 27, 2017. Mr. Astor is eligible for an annual performance bonus of up to 25% of his annualized base salary, based primarily on our performance. In addition, Mr. Astor was granted a 10-year stock option to purchase an aggregate of 579,571 shares of our common stock pursuant to our 2015 Equity Incentive Plan. The option is exercisable at a price of $0.4599 per share and vests, subject to Mr. Astor’s continued employment, as set forth above in Note 2 to the “Outstanding Equity Awards at Fiscal Year-End 2018” table.

The Astor Employment Agreement provides that if we terminate Mr. Astor without “cause” (as defined in the Astor Employment Agreement), then he shall be entitled to: (i) three months of base salary and three months of continued health benefits following one year of employment; or (ii) six months base salary and six months of health benefits following at least two years of employment.

Change in Control Agreements

Although we do not currently have change in control agreements in place with any employees, our 2015 Equity Incentive Plan (the “2015 Plan”) provides that upon a change of control, as such term is defined in the 2015 Plan, unless the agreement granting an award provides otherwise, the administrator of the 2015 Plan may provide for one or more of the following: (i) the acceleration of the exercisability, vesting, or lapse of the risks of forfeiture of any or all awards (or portions thereof); (ii) the complete termination of the 2015 Plan and the cancellation of any or all awards (or portions thereof) that have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable in each case as of the effective date of the change of control; (iii) that the entity succeeding us by reason of such change of control, or the parent of such entity, must assume or continue any or all awards (or portions thereof) outstanding immediately prior to the change of control or substitute for any or all such awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations; or (iv) that participants holding outstanding awards will become entitled to receive, with respect to each share of common stock subject to such award (whether vested or unvested, as determined by the administrator pursuant to the 2015 Plan) as of the effective date of any such change of control, cash in an amount equal to (1) for participants holding options or stock appreciation rights, the excess of the fair market value of such common stock on the date immediately preceding the effective date of such change of control over the exercise price per share of options or stock appreciation rights, or (2) for participants holding awards other than options or stock appreciation rights, the fair market value of such common stock on the date immediately preceding the effective date of such change of control. The administrator need not take the same action with respect to all awards (or portions thereof) or with respect to all participants.

Equity Compensation Plan Information

Our equity compensation plans as of December 31, 2018 consisted of the 2015 Plan and two other terminated equity plans, the Amended and Restated Nephros 2000 Equity Incentive Plan and our Nephros, Inc. 2004 Stock Incentive Plan (together, the “Prior Plans”). The 2015 Plan and the Prior Plans have been approved by our stockholders. All of our employees and directors were eligible to participate in the Prior Plans and are eligible to participate in the 2015 Plan. The Prior Plans are expired and no further equity is granted under the Prior Plans.

The following table summarizes equity securities authorized for issuance to employees, consultants or members of our Board under our 2015 Plan and the Prior Plans as of December 31, 2018.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by our stockholders	7,434,561	$0.56	460,917
Equity compensation plans not approved by our stockholders	-	-	-
Total	7,434,561	$0.56	460,917

Retirement Plans

On January 1, 2017, we established a Savings Incentive Match Plan for Employees Individual Retirement Account (SIMPLE IRA), which covers all employees. The SIMPLE IRA Plan provides for voluntary employee contributions up to statutory IRA limitations. We match 100% of employee contributions to the SIMPLE IRA Plan, up to 3% of each employee’s salary. We contributed and expensed approximately $52,279 to this plan in 2018.

Director Compensation

For fiscal year 2018, our directors received a $20,000 annual retainer, $1,500 per meeting for each quarterly Board meeting attended and reimbursement for expenses incurred in connection with serving on our Board. The Chairman of our Audit Committee was paid a $10,000 annual retainer and $1,000 per meeting for meetings of the Audit Committee, with a maximum of eight meetings per year. Members of any Special Committee formed during fiscal year 2018 are also paid a $10,000 annual retainer and $1,000 per meeting. Director fees owed as of December 31, 2018 were paid in restricted stock in lieu of a cash payment, except for a certain amount paid in cash upon the election of Mr. Person and Mr. Pinto.

We grant each non-employee director who first joins our Board, immediately upon such director joining our Board, the number of options equal to the product of 0.0011 multiplied by the total number of outstanding shares of our common stock on a fully-diluted basis. The exercise price per share will be equal to the fair market value price per share of our common stock on the date of grant. We also grant annually to each non-employee director the number of options equal to the product of 0.0006 multiplied by the total number of outstanding shares of common stock of the company on a fully-diluted basis. The exercise price per share is be equal to the fair market value price per share of our common stock on the date of grant. These non-employee director options vest in three equal installments on each of the date of grant and the first and second anniversaries thereof.

Our executive officers do not receive additional compensation for service as directors if any of them so serve.

The following table shows the compensation earned by each of our non-employee directors for the year ended December 31, 2018.

Non-Employee Director Compensation in Fiscal Year 2018

Name	Fees Earned or Paid in Cash	Restricted Stock Awards (1)(2)	Option Awards(3)(4)	Total
Arthur H. Amron(5)	$-	$26,000	$28,860	$54,860
Paul A. Mieyal(5)	$-	$26,000	$28,860	$54,860
Malcolm Persen	$15,000	$39,000	$28,860	$82,860
Moshe Pinto	$14,000	$26,000	$28,860	$68,860
Oliver Spandow	$-	$9,833	$28,860	$38,693

(1)	Director fees owed as of December 31, 2018 were paid in restricted stock in lieu of a cash payment.

(2)	As of December 31, 2018, Mr. Persen had 71,509 shares of unvested restricted stock and each of Mr. Pinto and Mr. Spandow had 47,673 shares of restricted stock.

(3)	The amount reported is the aggregate grant date fair value of the options granted, computed in accordance with FASB ASC Topic 718. The assumptions used in determining the grant date fair values of these awards are set forth in Notes 2 and 16 to the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2018.

(4)	As of December 31, 2018, Mr. Persen had 148,783 shares of common stock issuable upon exercise of vested options and 44,399 shares issuable upon exercise of unvested options, Mr. Pinto had 135,377 shares of common stock issuable upon exercise of vested options and 44,399 shares issuable upon exercise of unvested options, and Mr. Spandow had 43,884 shares of common stock upon exercise of vested options and 87,772 shares issuable upon exercise of unvested options

(5)	At the request of Mr. Amron and Dr. Mieyal, their respective options and director fees were directed to Wexford Capital LP.

Advisory Vote on Executive Compensation

Our Board recognizes the fundamental interest our stockholders have in the compensation of our executive officers. At our 2018 Annual Meeting, our stockholders approved with approximately 98% of the votes cast, on an advisory basis, in favor of the compensation of our named executive officers as disclosed in the compensation tables and related narrative disclosure in the proxy statement for the 2018 Annual Meeting. Based on the results of such advisory vote and our review of our compensation policies and decisions, we believe that our existing compensation policies and decisions are consistent with our compensation philosophy and objectives disclosed in the compensation tables and related narrative disclosure and adequately align the interests of our named executive officers with our long term goals. In addition, based on a separate advisory vote of our stockholders at our 2014 Annual Meeting relating to the frequency of the advisory vote on the compensation of our named executive officers, our stockholders indicated their approval of the Board’s recommendation to hold a non-binding advisory vote on our executive compensation once every two years.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as described below, since the beginning of our 2017 fiscal year, there have been no transactions or series of transactions to which we were a participant or will be a participant in which:

●	the amounts involved exceeded the lesser of $120,000 or one percent of the average of our total assets at year-end for our last two completed fiscal years; and

●	a director, executive officer, beneficial owner of more than 5% of any class of our voting securities or any member of their immediate family had or will have a direct or indirect material interest.

On March 17, 2017, we entered into a securities purchase agreement with certain purchasers identified therein pursuant to which we agreed to sell, and the purchasers agreed to purchase 4,059,994 units of our securities, each unit consisting of one share of our common stock, par value $0.001 per share, and a warrant to purchase one share of common stock, at a cash purchase price equal to $0.30 per unit. Purchasers included two minor children of Mr. Evans, who collectively purchased 83,332 units of our securities, and Mr. Astor, who purchased 166,666 units.

On April 10, 2018, we entered into a stock purchase agreement with certain purchasers identified therein pursuant to which we agreed to sell, and the purchasers agreed to purchase 6,540,669 shares of our common stock, par value $0.001 per share, at a cash purchase price equal to $0.45 per share. The purchasers included Mr. Evans and two minor children of Mr. Evans, who collectively purchased 79,000 shares, and Mr. Astor, who purchased 80,000 shares.

As of March 26, 2019, Lambda is our largest stockholder and beneficially owns approximately 48% of our outstanding common stock. Lambda is controlled by Wexford Capital LP; therefore, the shares beneficially owned by Lambda may be deemed beneficially owned by Wexford Capital LP. Arthur H. Amron, one of our directors, is a Partner and General Counsel of Wexford Capital LP. Paul A. Mieyal, one of our directors, is a Vice President of Wexford Capital LP. During 2018 and 2017, at the request of Mr. Amron and Dr. Mieyal, fees and options in the aggregate amount of approximately $109,720 and $105,427, respectively, earned in respect of services they rendered to us were directed to Wexford Capital LP.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. Officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of all such forms that they file. Based solely on a review of the copies of such forms received by us, or written representations from reporting persons, we believe that during fiscal year 2018, all of our officers, directors and 10% stockholders complied with applicable Section 16(a) filing requirements, except that Mr. Evans filed a Form 4 on February 22, 2018 to report a grant of options to purchase common stock that occurred on February 2, 2018.

DEADLINE FOR STOCKHOLDER PROPOSALS FOR 2020 ANNUAL MEETING

Stockholders having proposals that they desire to present at next year’s annual meeting of our stockholders should, if they desire that such proposals be included in our proxy statement relating to such meeting, submit such proposals in time to be received by us not later than December 12, 2019, approximately 120 days prior to the one-year anniversary of the mailing of this Proxy Statement. Proposals should be mailed to the attention of our President and Chief Executive Officer at our principal executive offices, 380 Lackawanna Place, South Orange, New Jersey 07079. In order to avoid controversy, stockholders should submit any proposals by means, including electronic means, which permit them to prove the date of delivery. Also, to be so included, all such submissions must comply with the requirements of Rule 14a-8 promulgated under the Securities Exchange Act and we direct your close attention to that rule.

In addition, Rule 14a-4 of the Exchange Act governs the use of our discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in our proxy statement. With respect to our next annual meeting of stockholders, if we are not provided notice of a stockholder proposal prior to February 25, 2020, then we will be allowed to use our discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

OTHER MATTERS

The Board of Directors does not know of any other business matters that are to be presented for action at the annual meeting. If any other matters come before the meeting, the persons named in the enclosed proxy have the discretionary authority to vote all proxies received with regard to those matters in accordance with their best judgment.

BY ORDER OF THE BOARD OF DIRECTORS

Dated April 10, 2019

NEPHROS, INC.
380 LACKAWANNA PLACE
SOUTH ORANGE, NJ 07079
ATTN: ANDREW ASTOR

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
1. Election of Directors	☐	☐	☐	____________________

Nominees

01 Paul A. Mieyal 02 Malcolm Persen

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Proposal 1 is to elect Dr. Mieyal and Mr. Persen as Class II directors to hold office until the 2022 Annual Meeting of Stockholders. In his discretion, the proxy named on the front of this card is also authorized to vote upon such other matters as may properly come before the Annual Meeting of Stockholders and at any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000413180_1 R1.0.1.18

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com

NEPHROS, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Nephros, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 9, 2019 and hereby appoints Andrew Astor as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of Nephros, Inc., to be held on May 22, 2019 at 10:00 a.m., Eastern Time, at Nephros, Inc., 380 Lackawanna Place, South Orange, NJ 07079 and any adjournment(s) hereof, and to vote all common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED (1) "FOR" THE LISTED NOMINEES IN THE ELECTION OF DIRECTORS, (2) "FOR" THE RATIFICATION OF MOODY, FAMIGLIETTI & ANDRONICO, LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2019, AND (3) IN THE DISCRETION OF THE PROXIES AS TO OTHER MATTERS THAT PROPERLY COME BEFORE THE MEETING.

0000413180_2 R1.0.1.18

Continued and to be signed on reverse side